SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 5, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                 Commission                IRS Employer
jurisdiction                   File Number               Identification
of incorporation                                         Number

Delaware                         1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 5, 2000 registrant issued a press release entitled "Halliburton Company Signed $2.5 Billion Contract for Development of Barracuda and Caratinga Oil Fields Offshore Brazil," pertaining to, among other things, an announcement that registrant and Petrobras have signed contracts to proceed with the development of both the Barracuda and Caratinga offshore oil fields in Brazil. The contracts are valued at more than $2.5 billion and will be performed by registrant's Brown & Root Energy Services and Halliburton Energy Services business units, together with Petrobras' Exploration and Production unit. Work will commence July, 2000.
 .

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 5, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    July 5, 2000                  By: /s/ Susan S. Keith
                                          ------------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary







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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           July 5, 2000
                           Incorporated by Reference







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